UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2008
ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

130 Baytech Drive
San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 522-3100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 29, 2008, upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Endwave Corporation (the “Company”), the Company’s Board of Directors (the “Board”) approved the following matters:
     1.     Fiscal 2007 Bonuses for Named Executive Officers.  In light of the Company’s performance for the fiscal year ended December 31, 2007, the Board voted that no bonuses would be awarded to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) with regard to such fiscal year.
     2.     Fiscal 2008 Base Salaries.  The Board established fiscal 2008 base salaries for its named executive officers. The Compensation Committee and Board evaluate its executive officers’ performance annually and determine their compensation for the ensuing fiscal year based on the Compensation Committee’s assessment of the individual performance of the executive officers, their achievement of corporate goals, and compensation at comparable companies. The 2008 base salaries, which were approved beginning February 1, 2008, for the named executive officers are listed in Exhibit 10.1 and are incorporated herein by reference. These salaries may be changed at any time at the discretion of the Compensation Committee. Each of the named executive officers is employed “at will.”
     3.     Fiscal 2008 Executive Incentive Plan.  The Board approved the Endwave Executive Incentive Plan for Fiscal Year 2008, which is attached as Exhibit 10.2 and is incorporated herein by reference.
     4.     Director Compensation Policy.  The Board adopted a new policy for the compensation of non-employee directors. The current policy for the compensation of non-employee directors is attached as Exhibit 10.3 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(c)     Exhibits:

Exhibit No.	Exhibit Title

10.1	2008 Base Salaries for Named Executive Officers.
10.2	Endwave Executive Incentive Plan for Fiscal Year 2008.
10.3	Description of Cash Compensation Payable to Non-Employee Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: February 1, 2008	By:	/s/ Brett W. Wallace
Brett W. Wallace
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	2008 Base Salaries for Named Executive Officers.
10.2	Endwave Executive Incentive Plan for Fiscal Year 2008.
10.3	Description of Cash Compensation Payable to Non-Employee Directors.